UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2022 (April 7, 2022)

Ahren Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41162	98-1594455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Boundary Hall, Cricket Square

Grand Cayman, KY1-1102

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 480-0033

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	AHRNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	AHRN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AHRNW	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2022, the board of directors (the “Board”) of Ahren Acquisition Corp. (the “Company”) appointed Jonathan Roney, FCA, to the Board. Mr. Roney was appointed to serve as a Class I director with a term expiring at the Company’s first annual general meeting of shareholders. Mr. Roney’s term begins on April 8, 2022. The Board determined that Mr. Roney is an “independent director” as defined in the applicable rules of The Nasdaq Stock Market LLC.

Mr. Roney, 48, is a fund director at Paradigm Governance Partners Limited, a Cayman Islands based provider of governance and fiduciary services to the investment funds industry (“Paradigm”). At Paradigm, Mr. Roney acts as a professional independent director where he sits on the boards of hedge funds, private equity funds, and investment management companies. He has acted as a director to Cayman Islands companies for more than 10 years and has more than 20 years of experience in the financial services industry. Mr. Roney sits on a broad range of open and closed ended funds employing strategies such as equity, credit, quantitative, systematic, fund of funds, special situations, private equity, real estate and loan origination. He has extensive experience and knowledge of hedge fund governance, operations, fund administration and regulatory risk management. Prior to joining Paradigm in December 2020, Mr. Roney spent 8 years at Intertrust Corporate Services (Cayman) Ltd (“Intertrust”) within the Fund Services Governance Team where he both led the team and acted as a professional independent director. Before Intertrust, Mr. Roney spent four years as the head of the Structured Finance and Liquidations teams at Citco Trustees Cayman having previously run the shadow NAV Accounting Team at KBC AIM, a UK based investment manager. His earlier roles included heading the Client Accounting and Liquidations team at Maples Finance, a Cayman based fiduciary business and at Deutsche Bank, London within their convertible bonds business. Mr. Roney is a Professional Director registered pursuant to the Directors Registration and Licensing Act 2014. He is also a fellow of the Institute of Chartered Accountants in England and Wales, has a bachelor's degree in Biochemistry from Imperial College, London and is a member of the Cayman Islands Directors Association. Mr. Roney is a citizen of the United Kingdom and is a permanent resident of the Cayman Islands.

On April 7, 2022, the Company entered into a director services agreement with Paradigm and Mr. Roney pursuant to which Paradigm and Mr. Roney have consented to Mr. Roney’s service as a director of the Company (the “Director Services Agreement”). Under the Director Services Agreement, the Company will pay an annual fee of $25,000 for Mr. Roney’s services, increasing to $40,000 upon execution of a letter of intent with a target business for an initial business combination. The Company has agreed to provide contractual indemnification to Paradigm for liabilities that may arise by reason of Mr. Roney’s service as a director, and to advance expenses incurred as a result of any proceeding as to which Paradigm could be indemnified.

On April 7, 2022, the Company entered into an indemnity agreement (the “Indemnity Agreement”) with Mr. Roney, pursuant to which the Company has agreed to provide contractual indemnification, in addition to the indemnification provided in the Company’s amended and restated memorandum and articles of association, against liabilities that may arise by reason of his service on the Board, and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified, in the form previously filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (File No. 333-261334) for its initial public offering, initially filed with the U.S. Securities and Exchange Commission on November 24, 2021 (the “Registration Statement”).

On April 7, 2022, the Company entered into a letter agreement with Mr. Roney (the “Letter Agreement”) on substantially the same terms as the form of letter agreement previously entered into by and between the Company and each of its other directors in connection with the Company’s initial public offering.

The foregoing descriptions of the Director Services Agreement, the Indemnity Agreement and the Letter Agreement do not purport to be complete and are qualified in their entireties by reference to the Director Services Agreement, the form of indemnity agreement and the Letter Agreement, copies of which are attached as Exhibit 10.1 hereto, Exhibit 10.5 to the Registration Statement and Exhibit 10.2 hereto, respectively, and are incorporated herein by reference.

Except for the arrangement between the Company and Paradigm described above, there are no arrangements or understandings between Mr. Roney and any other persons pursuant to which Mr. Roney was selected as a director of the Company. There are no family relationships between Mr. Roney and any of the Company’s other directors or executive officers and Mr. Roney does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On April 7, 2022, the Company issued a press release announcing the appointment of Mr. Roney to the Board, a copy of which is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Director Agreement, dated April 7, 2022, by and among the Company, Paradigm and Jonathan Roney.
10.2	Letter Agreement, dated April 7, 2022, by and between the Company and Jonathan Roney.
99.1	Press Release, dated April 7, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AHREN ACQUISITION CORP.

	By:	/s/ Elliot Richmond
		Name:	Elliot Richmond
		Title:	Chief Financial Officer

Dated: April 7, 2022

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